THE STELLAR INSURED TAX-FREE BOND FUND
                 (A PORTFOLIO OF THE STAR FUNDS)

               STATEMENT OF ADDITIONAL INFORMATION








This Statement of Additional Information should be read with the prospectus of The Stellar Insured Tax-Free Bond Fund (the "Fund") dated December 24, 1996. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you received it electronically, free of charge by calling 1-800-677-FUND.

FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779



                Statement dated February 4, 1997



    STAR BANK, N.A.

   INVESTMENT ADVISER


FEDERATED SECURITIES CORP.

      Distributor
TABLE OF CONTENTS
GENERAL INFORMATION ABOUT THE FUND            1


INVESTMENT OBJECTIVE AND POLICIES             1

   Acceptable Investments                     1
   Temporary Investments                      6
   Municipal Bond Insurers                    7
   Investment Limitations                     8

STAR FUNDS MANAGEMENT                         11
   Fund Ownership                             13
   Officers and Trustees Compensation         13
   Trustee Liability                          14

INVESTMENT ADVISORY SERVICES                  14
   Adviser to the Fund                        14
   Advisory Fees                              14

BROKERAGE TRANSACTIONS                        14

OTHER SERVICES                                15
   Fund Administration                        15
   Custodian                                  15
   Transfer Agent, Dividend Disbursing
      Agent and Portfolio Accounting
      Services                                15
Independent Public Accountants                15
PURCHASING SHARES                             15
   Distribution Plan                          15
   Administrative Arrangements                16
   Shareholder Services Plan                  16
   Conversion to Federal Funds                16

DETERMINING NET ASSET VALUE                   16
   Determining Market Value of Securities     16

EXCHANGE PRIVILEGE                            17
   Requirements for Exchange                  17
   Making an Exchange                         17

REDEEMING SHARES                              17
   Redemption in Kind                         17

MASSACHUSETTS PARTNERSHIP LAW                 18

TAX STATUS                                    18
   The Fund's Tax Status                      18
   Shareholders' Tax Status                   18

TOTAL RETURN                                  19

YIELD                                         19

TAX-EQUIVALENT YIELD                          19
   Tax-Equivalency Table                      20
PERFORMANCE COMPARISONS                       20
   Economic and Market Information            22

APPENDIX                                      23




GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of the Star Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 23, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. On May 1, 1993, the Board of Trustees (the "Trustees") approved changing the name of the Trust, effective May 1, 1993, from Losantiville Funds to Star Funds.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income which is exempt from federal income tax. The objective cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

     CHARACTERISTICS




     The municipal securities in which the Fund invests have the characteristics set forth in the prospectus.

     A municipal security will be determined by the Fund's investment adviser to meet the quality standards established by the Trustees if it is of comparable quality to municipal securities within the Fund's rating requirements. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from such issuer, or the guarantor of payment by either of those issuers. If a security loses its rating or has its rating reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security from its portfolio, but will consider doing so. If ratings made by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("D&P") or any other nationally recognized statistical rating organization (an "NRSRO") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

     TYPES OF ACCEPTABLE INVESTMENTS

     Examples of municipal securities include, but are not limited to:




     o industrial development bonds;

     o municipal notes and bonds;

     o serial notes and bonds sold with a series of maturity dates;

     o tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

     o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

     o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and

     o general obligation bonds secured by a municipality's pledge of taxation.

     PARTICIPATION INTERESTS

     The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within thirty days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Fund. By purchasing participation interests, the Fund is buying a security meeting the quality requirements of the Fund and is also receiving the tax-free benefits of the underlying securities.

     In the acquisition of participation interests, the Fund's investment adviser will consider the following quality factors:

     o a high-quality underlying municipal security (of which the Fund takes possession);

     o a high-quality issuer of the participation interest; or

     o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

     VARIABLE RATE MUNICIPAL SECURITIES

     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices.




     Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

     Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

FUTURES AND OPTIONS TRANSACTIONS. As a means of reducing fluctuations in the Fund's net asset value, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on securities indices. The Fund may also purchase put options on portfolio securities to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

     FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     A futures contract is a firm commitment by two parties; the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the securities ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings or fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period.
      The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

     "MARGIN" IN FUTURES TRANSACTIONS. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash, U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures position. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the




     Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

     To the extent required to comply with CFTC Regulation 4.5 and thereby avoid status as a "commodity pool operator," the Fund will not enter into a futures contract for other than bona fide hedging purposes, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's net assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC.
      Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.

     PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase listed put options on financial contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or decrease in stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

     Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.





     The Fund may write listed put options on financial futures contracts to hedge its portfolio against a decrease in market interest rates. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund writes (sells) a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract (the Fund undertakes the obligation to assume a long futures position), even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease, the market price of the underlying futures contract normally increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

     In will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligations under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

     CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS. In addition to purchasing put options on futures, the Fund may write (sell) listed and over-the-counter call options on financial futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price does down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

     An additional way in which the Fund may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price.
      Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

     LIMITATION ON OPEN FUTURES POSITIONS. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES. The Fund may purchase put options on portfolio securities to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.





     OVER-THE-COUNTER OPTIONS. The Fund may generally purchase over-the-counter options on portfolio securities in negotiated transactions with the writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's investment adviser.

     Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.



RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close these positions could have an adverse effect on the Fund's ability to hedge its portfolio.

     To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the




     Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collaterize the position as discussed above.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

TEMPORARY INVESTMENTS

The Fund may also invest in temporary investments from time to time:

     o as a reaction to market conditions;




     o while waiting to invest proceeds of sales of shares or portfolio securities, although generally such proceeds from sales of shares will be invested in municipal securities as quickly as possible;

     o in anticipation of redemption requests; or

     o for temporary defensive purposes, in which case the Fund may invest more than 20% of the value of its net assets in cash or certain money market instruments, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements.

REPURCHASE AGREEMENTS
     Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.




REVERSE REPURCHASE AGREEMENTS
     The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTMENTS IN CASH
     From time to time, such as when suitable municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the Fund's yield.





MUNICIPAL BOND INSURERS
Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated in the highest rating category by an NRSRO. The claims-paying ability of each of the following insurers has been rated in the highest rating category by an NRSRO.

     MUNICIPAL BOND INVESTORS ASSURANCE CORP.
         Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by Aetna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc., are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is (914) 273-4345.



     AMBAC INDEMNITY CORPORATION
         AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC.
          The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340.

     FINANCIAL GUARANTY INSURANCE COMPANY
         Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors in FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the State of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is (212) 607-3000.




     FINANCIAL SECURITY ASSURANCE HOLDINGS
         Financial Security Assurance ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings domiciled in New York, is a monoline financial guaranty insurer of municipal bonds and asset-backed securities. The investors in FSA are not obligated to pay the debts of or the claims against FSA. FSA is subject to regulation by the State of New York Insurance Department and is licensed to do business in all fifty states and in the District of Columbia. The address of FSA is 350 Park Avenue, New York, NY 10022, and its telephone number is (212) 688-3101.

INVESTMENT LIMITATIONS

     SELLING SHORT AND BUYING ON MARGIN
         The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

     CONCENTRATION OF INVESTMENTS
         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.
         The Fund does not intend to purchase securities (other than securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory or possession of the United States.


     BORROWING MONEY
         The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, except as described in the prospectus, and as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.





     INVESTING IN RESTRICTED SECURITIES
         The Fund will not invest more than 15% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.
     PLEDGING ASSETS
         The Fund will not mortgage, pledge, or hypothecate its assets, except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

     INVESTING IN COMMODITIES AND MINERALS
         The Fund will not purchase or sell commodities, commodity contracts, oil, gas, or other mineral exploration or development programs or leases, except that the Fund may purchase and sell financial futures contracts.

     INVESTING IN REAL ESTATE
         The Fund will not purchase or sell real estate including limited partnership interests, although it may invest in securities secured by real estate or interests in real estate.

     UNDERWRITING




         The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     ISSUING SENIOR SECURITIES
         The Fund will not issue senior securities except for when-issued and delayed-delivery transactions and futures contracts, each of which might be considered senior securities. In addition, the Fund reserves the right to purchase municipal securities which the Fund has the right or obligation to sell to a third-party (including the issuer of a participation interest).

     LENDING CASH OR SECURITIES
         The Fund will not lend any of its assets. This shall not prevent the Fund from acquiring publicly or non-publicly issued municipal securities or temporary investments, entering into repurchase agreements, or engaging in other transactions in accordance with its investment objective, policies, and limitations or Declaration of Trust.

     DEALING IN PUTS AND CALLS
         The Fund will not purchase or sell puts, calls, spreads or any combination of them, except that the Fund may purchase put options on municipal securities in an amount up to 5% of its total assets and may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option.

The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
     INVESTING IN ILLIQUID SECURITIES
         The Fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain restricted securities not determined by the Trustees to be liquid, and participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the Fund's investment adviser believes cannot be sold within seven days.

     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
         The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those having investment objectives and policies similar to its own. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses which may be duplicative of certain fees incurred by the Fund. The Fund's investment adviser will waive its investment advisory fee on assets of the Fund invested in securities of open-end investment companies.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."





The Fund has no present intent to borrow money or pledge securities (except as a temporary, extraordinary or emergency measure) in excess of 5% of the value of its net assets or to invest in securities of closed-end investment companies.

STAR FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with the Star Funds, and principal occupations. Except as listed below, none of the Trustees or officers are affiliated with Star Bank, N.A., Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as defined below).


Thomas L. Conlan, Jr.*
2884 Lengel Road
Cincinnati, Ohio 45244
Birthdate:  May 20, 1938

Trustee

President and Chief Executive Officer, The Student Loan Funding Corporation and SLFC, Inc., Cincinnati, Ohio.





Alfred Gottschalk, Ph.D.
2401 Ingleside Avenue
Cincinnati, Ohio 45206
Birthdate:  March 7, 1930

Trustee

Chancellor (since January 1996), Professor and President (1971-1995), Hebrew Union College--Jewish Institute of Religion, Cincinnati, Ohio.




Edward C. Gonzales **
Federated Investors Tower
Pittsburgh, PA  15222
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.




Robert J. Hill, D.O.
8373 Deer Path Lane
West Chester, Ohio 45069
Birthdate:  January 13, 1959

Trustee

Physician, Orthopaedic and Sports Medicine Institute, West Chester, Ohio, and The Hamilton Orthopaedic Clinic, Hamilton, Ohio, since April 1994, and, prior thereto Resident Physician, Michigan State University/Michigan Capital Medical Center.


William H. Zimmer III
2684 Devils Backbone Road
Cincinnati, Ohio 45233
Birthdate:  December 19, 1953

Trustee

Secretary and Treasurer (1991 to present) and Secretary and Assistant Treasurer (1988-1991), Cincinnati Bell Inc.




Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA  15222
Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President, Federated Administrative Services; Director, Private Label Management, Federated Investors; Vice President and Assistant Treasurer of certain funds for which Federated Securities Corp. is the principal distributor.


C. Grant Anderson
Federated Investors Tower
Pittsburgh, PA  15222
Birthdate:  November 6, 1940

Secretary

Corporate Counsel, Federated Investors.




 * This Trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Fund's investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Fund's investment adviser and its affiliates. In addition, the Fund's investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.

** This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Annuity Management Series; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated




Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; Fortress Utility Fund, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; and World Investment Series, Inc. Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.-1999.

FUND OWNERSHIP




Officers and Trustees own less than 1% of the Fund's outstanding shares.

OFFICERS AND TRUSTEES COMPENSATION
   NAME, POSITION             AGGREGATE
    WITH TRUST*#       COMPENSATION FROM TRUST
Ralph R. Burchenal +
Trustee                           $6,000
Thomas L. Conlan, Jr.             $     0
Trustee

Alfred Gottschalk, Ph.D           $6,000
Trustee

Edward C. Gonzales,               $    0
President, Treasurer and Trustee

Robert J. Hill, D.O.              $6,500
Trustee

William H. Zimmer III             $6,500
Trustee




* Information is for the fiscal year ending November 30, 1996. On February 9, 1996, the Trust elected a new Board of Trustees.
# The aggregate compensation is provided for the Trust, which is comprised of nine portfolios.
+ Mr. Burchenal resigned as a Trustee of the Trust as of November 19, 1996.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Star Bank, N.A. ("Star Bank" or "Adviser"). Star Bank is a wholly-owned subsidiary of StarBanc Corporation. Because of the internal controls maintained by Star Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Star Bank's or its affiliates' lending relationships with an issuer.




Star Bank shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Star Bank receives an annual investment advisory fee as described in the prospectus.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include:

     o advice as to the advisability of investing in securities;

     o security analysis and reports;

     o economic studies;

     o industry studies;




     o receipt of quotations for portfolio evaluations; and

     o similar services.

Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.




OTHER SERVICES

FUND ADMINISTRATION. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus.

CUSTODIAN. Star Bank is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Star Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of the Fund's average daily net assets. The fee is based on the level of the Fund's average net assets for the period, plus out-of-pocket expenses.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING SERVICES. Federated Services Company, Pittsburgh, Pennsylvania, through its subsidiary Federated Shareholder Services Company, is transfer agent and dividend disbursing agent for the Fund. It also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, Pennsylvania.





PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business.

Except under the circumstances described in the prospectus, the minimum initial investment in the Fund by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Star Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."

DISTRIBUTION PLAN

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services.

The Trustees expect that the adoption of the Plan will result in the sale of sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

ADMINISTRATIVE ARRANGEMENTS

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request.




SHAREHOLDER SERVICES PLAN

This arrangement permits the payment of fees to the Fund and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Star Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.





DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Fund's portfolio securities are determined as follows:

     o as provided by an independent pricing service;

     o for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Trustees determine this is not fair value; or

     o at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:

     o yield;

     o quality;

     o coupon rate;

     o maturity;





     o type of issue;

     o trading characteristics; and

     o other market data.

Over-the-counter options will be valued at the mean between the bid and asked prices. Covered call options will be valued at the last sale price on the national exchange on which such options are traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

EXCHANGE PRIVILEGE

REQUIREMENTS FOR EXCHANGE

Shareholders using the exchange privilege must exchange shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling Star Bank at the number on the cover of this Statement.




MAKING AN EXCHANGE

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee.

REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after Star Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "Redeeming Shares."

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price, in whole or in part, by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW


Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

     o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     o derive less than 30% of its gross income from the sale of securities held less than three months;
     o invest in securities within certain statutory limits; and
     o distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.





CAPITAL GAINS
     Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:



       o  the availability of higher relative yields;

       o  differentials in market values;

       o  new investment opportunities;

       o  changes in creditworthiness of an issuer; or

       o  an attempt to preserve gains or limit losses.

     Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.

TOTAL RETURN




The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of the shares redeemed.




YIELD

The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.60% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.








TAX-EQUIVALENCY TABLE

The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                TAXABLE YIELD EQUIVALENT FOR 1996
                   MULTISTATE MUNICIPAL FUNDS
                   FEDERAL INCOME TAX BRACKET:

                15.00%     28.00%   31.00%     36.00%    39.60%
JOINT             $1-     $40,101- $96,901-  $147,701-    OVER
RETURN:         40,100     96,900   147,700   263,750   $263,750

SINGLE            $1      $24,001  $58,151-  $121,301-    OVER
RETURN:         24,000     58,150   121,300   263,750   $263,750
Tax-Exempt Yield              Taxable Yield Equivalent
1.00%           1.18%      1.39%    1.45%      1.56%     1.66%




1.50%           1.76%      2.08%    2.17%      2.34%     2.48%
2.00%           2.35%      2.78%    2.90%      3.13%     3.31%
2.50%           2.94%      3.47%    3.62%      3.91%     4.14%
3.00%           3.53%      4.17%    4.35%      4.69%     4.97%
3.50%           4.12%      4.86%    5.07%      5.47%     5.79%
4.00%           4.71%      5.56%    5.80%      6.25%     6.62%
4.50%           5.29%      6.25%    6.52%      7.03%     7.45%
5.00%           5.88%      6.94%    7.25%      7.81%     8.28%
5.50%           6.47%      7.64%    7.97%      8.59%     9.11%
6.00%           7.06%      8.33%    8.70%      9.38%     9.93%
6.50%           7.65%      9.03%    9.42%     10.16%    10.76%
7.00%           8.24%      9.72%   10.14%     10.94%    11.59%
7.50%           8.82%     10.42%   10.87%     11.72%    12.42%
8.00%           9.41%     11.11%   11.59%     12.50%    13.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the Taxable Yield Equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.




PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:

     o portfolio quality;

     o average portfolio maturity;

     o type of instruments in which the portfolio is invested;

     o changes in interest rates and market value of portfolio securities;

     o changes in the Fund's expenses;

     o the relative amount of Fund cash flow; and

     o various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and the offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "insured municipal funds" category in advertising and sales literature.

     o LEHMAN BROTHERS TEN-YEAR INSURED BOND INDEX is an unmanaged index that relfects the total performance of the Insured Bond sector (includes all bond insurers with Aaa/AAA ratings) of the Lehman Municipal Bond Index. The maturities range between eight and twelve years.

     o LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised of the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated for the same periods as listed above.

     o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent historic change in the value of an investment in the Fund based on monthly investment of dividends over a specific period of time.

Advertisements may quote performance information which does not reflect the effect of the sales charge. In addition, advertisements and sales literature for the Fund may include charts and other illustrations that depict the hypothetical growth of a tax-free investment as compared to a taxable investment.

Advertisements and sales literature for the Fund may include quotations from financial publications and other sources relating to current economic conditions in the municipal securities market or to the benefit and popularity of municipal securities or mutual funds.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities markets. Such discussions may take the form of commentary on these developments by the Fund's portfolio manager and the manager's views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3 trillion to the more than 5,500 funds available.


APPENDIX

STANDARD & POOR'S RATINGS GROUP ("S&P") MUNICIPAL BOND RATING DEFINITIONS AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.




A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC-Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
C-The rating C is reserved for income bonds on which no interest is being paid.
D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Plus(+) or Minus (-): S&P may apply a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATING
DEFINITIONS





AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.
A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA-Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.




BA-Bonds which are BA are judged to have a speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA-Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA-Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR-Not rated by Moody's
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through BAA in its municipal bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates the mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATING DEFINITIONS




AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA-Bonds considered to be investment grade and of very high credit quality.
 The obligor's ability to repay interest and repay principal is very strong, although not quire as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whenever it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB-Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued




timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C-Bonds are in imminent default in payment of interest or principal.
DDD, DD AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the
obligor.   DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.
NR-NR indicates that Fitch does not rate the specific issue.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

DUFF & PHELPS CREDIT RATING CO. ("D&P") LONG-TERM DEBT RATING DEFINITIONS AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for U.S. Treasury debt.
AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.




A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB-Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

D&P SHORT-TERM DEBT RATING DEFINITIONS
D-1+-Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below U.S. Treasury short-term obligations.
D-1-Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
D-1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
D-2-Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

S&P COMMERCIAL PAPER RATING DEFINITIONS




A-1-This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2-Capacity for timely payment on issues with this designation is strong.
 However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATING DEFINITIONS
P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.
P-2- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

FITCH COMMERCIAL PAPER RATING DEFINITIONS




FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.
FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.








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